UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2007
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33412	72-1264943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
717 Texas Avenue, Suite 3150
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 910-1875
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information included in Item 2.03 below is incorporated by reference into this Item 1.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On August 14, 2007, Superior Offshore International, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its senior secured credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (the “Administrative Agent”). Among other things, the Amendment provides that at the request of the Company, the Administrative Agent may in its sole discretion make revolving loans to the Company, in amounts that exceed Availability (as defined in the agreement governing the Credit Facility (the “Credit Agreement”)) (any such excess revolving loan, an “Overadvance”). The Amendment also provides that, so long as no event of default under the Credit Agreement has occurred and is continuing, the Administrative Agent will make Overadvances in an aggregate amount of up to $7,500,000 at any time for a period of time beginning on August 14, 2007 until the earlier of (1) September 14, 2007 and (2) the date that the Export-Import Bank of the United States has guaranteed certain foreign accounts receivable for the benefit of the Credit Facility lenders under a transaction-specific revolving loan facility in an amount not less than $7,500,000. The Amendment also provides that no Overadvance may remain outstanding for more than 30 days, and no Overadvance may cause any revolving lender’s Revolving Exposure (as defined in the Credit Agreement) to exceed its Revolving Commitment (as defined in the Credit Agreement). In addition, the Amendment provides that the Company’s ratio of EBITDA minus the unfinanced portion of capital expenditures to fixed charges may not be less than 0.80 to 1.0 for the quarter ending September 30, 2007.
     The foregoing description of the Amendment to the Credit Facility is a summary of the terms of the Amendment and is qualified by reference to the text of the Amendment and the Credit Agreement, which are filed as exhibits to this report and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c)	The following exhibits are filed herewith:

10.1	Credit Agreement dated as of February 27, 2007 among the Company, as Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on
Form S-1 (Registration No. 333-136567)).

10.2	Second Amendment to Credit Agreement dated as of August 14, 2007 among the Company and JPMorgan Chase Bank, N.A., for itself, as Lender and as Administrative Agent for the Lenders.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: August 17, 2007	By:	/s/ Roger D. Burks
Roger D. Burks
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Credit Agreement dated as of February 27, 2007 among the Company, as Borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-1 (Registration No. 333-136567)).

10.2	Second Amendment to Credit Agreement dated as of August 14, 2007 among the Company and JPMorgan Chase Bank, N.A., for itself, as Lender and as Administrative Agent for the Lenders.